Listing Report: Supplement No. 4 dated Jul 14, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019

Prosper Marketplace, Inc.

Borrower Payment Dependent Notes

This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

The following series of Notes are currently being offered:

Borrower Payment Dependent Notes Series 371142

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	13%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	19 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$59,612	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	17

Screen name:	GotoMoney	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

INVEST IN PROSPER

Purpose of loan:

  Pay for my divorce action and a global settlement.

My financial situation:

I am a good candidate for this loan because I have never ever been late on any payment. I own rental properties and have a steady job. I have never been out of my job since college and I make well over $100k. I have a divorce pending and have to pay my wife (ex) $25k in total as part of a global settlement.

Monthly net income: $

$7800+

Monthly expenses: $

  Housing: $ 750

  Insurance: $ 150

  Car expenses: $ n/a

  Utilities: $ 150

  Phone, cable, internet: $ 150

  Food, entertainment: $ 300

  Clothing, household expenses $ 200

  Credit cards and other loans: $ 200

  Other expenses: $ n/a

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416474

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	12	Length of status:	2y 6m
Amount delinquent:	$89	Revolving credit balance:	$706	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1

Screen name:	treasure-emperor	Borrower's state:	California	Borrower's group:	Small Business & Self Employed

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

EXPANDING TRUCKING BUSINESS

Purpose of loan:

This loan will be used to expand my promising trucking business. I have been in this line of work for more than 5 years and have successfully ran my own company for almost 2 years. I am currently operating a few trucks and would like to expand out to a couple more for income opportunities. The loan will help me purchase a trailer which will in turn bring in more cash flow for my business. The business is growing everyday with increasing demand for its services.

My financial situation:

I am a good candidate for this loan because I have minimal monthly debt obligations and keep my expenses low. I have a positive cash flow every month and am working to build my net worth.

Monthly net income: $ 4500

Monthly expenses: $ 3120

  Housing: $ 650

  Insurance: $ 420

  Car expenses: $ 450

  Utilities: $ 400

  Phone, cable, internet: $ 275

  Food, entertainment: $ 350

  Clothing, household expenses $ 75

  Credit cards and other loans: $ 150

  Other expenses: $ 350

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416484

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Nov-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,312	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	wampum-lotus	Borrower's state:	Indiana	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

THERAPISTS NEEDING MONEY FOR GROWTH

Purpose of loan:

This loan will be used to help my therapy center grow.  We need at least two more therapists to be able to help the patient load that we have.  We also need new computer software since we have to do everything online now with charts and prescriptions.  I would also like to pay off a high interest credit card I used to open up the business that is bringing down my personal credit score.

My financial situation:

I am a good candidate for this loan because at the Center for Brief Therapy we offer expert Cognitive Behavior Therapy and clinical psychiatric services for a variety of mental health problems. We are the only center in the Northeast Indiana area that offers this therapy and there is a high demand.  We just need some capital to get where we need to be.

Monthly net income: $ 100,000

Monthly expenses: $ 6000

  Housing: $1600

  Insurance: $ 100

  Car expenses: $200

  Utilities: $ 200

  Phone, cable, internet: $100

  Food, entertainment: $ 400

  Clothing, household expenses $ 100

  Credit cards and other loans: $2500

  Other expenses: $ 800

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416492

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$270.05

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Nov-1974	Debt/Income ratio:	36%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	30 / 27	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$75,203	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 640-660 (Aug-2008) 640-660 (Mar-2008) 580-600 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

CONSOLIDATE SOME CARDS AND NEW AC

Purpose of loan:

This loan will be used to consolidate  credit cards into one payment & new AC.

My financial situation:

My credit score reflect low because of the amount of total inquires on my report, but,my credit,  is in check. No delinquencies, no lates. I think that it would reflect as A or above, if not for the high amount of credit inquries, some requested, some not requested, in which i am inquiring into these un-authorized request.

Therefore, i feel  i am a good candidate for this loan, because

I take pride in my credit and pay my bills  on time.

Please feel free to ask any question,s about this loan request.

Thank you!

Monthly net income: $ 4,900.00

Monthly expenses: $

Housing:$ 896.00

Insurance:$ 400.00

2-Car expenses:$ 600.00

Utilities:$ 300.00

Phone, cable internet:$ 100.00

Food entertainment:$ 800.00

Clothinging,household expenses:$ 400.00

Credit cards:$ 800.00

Other expenses:$ 200.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416504

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	May-1999	Debt/Income ratio:	15%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,796	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	4

Screen name:	Jessi0198	Borrower's state:	Montana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 600-620 (Mar-2008) 660-680 (Apr-2007) 560-580 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21

Description

HOME IMPROVEMENT LOAN

Purpose of loan:

This loan will be used to add a room on to our unfinished basement. My husband and I currently have a 2 bedroom house with a 4 year daughter and would like to start trying for another little one but need more room for a baby. My father-in-law is a contractor, so we just need money for materials.

My financial situation:

I am a good candidate for this loan because I have had multiple prosper loans in the past and stayed current on my payments with all of them. In fact, I paid all the loans off earlier. My ex-husband ruined my credit years ago, and I have worked hard to rebuild it since then. My husband and I have great, stable jobs as well.

Monthly net income: $2150 (My income only)

Monthly expenses: $ 1155

  Housing: $ My husband's paycheck is direct deposited into the mortgage account. My paycheck isn't responsible for the house payment

  Insurance: $ 75

  Car expenses: $ 100.....for gas. My jeep is paid off

  Utilities: $ 200

  Phone, cable, internet: $ 200

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 80

  Other expenses: $ 300 Daycare

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416506

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	40%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	7y 2m
Amount delinquent:	$1,931	Revolving credit balance:	$26,312	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	WallFamilyProperties	Borrower's state:	California	Borrower's group:	1st and BEST for Loans

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 3% )	600-620 (Mar-2008) 580-600 (Dec-2007) 640-660 (Jul-2006)
Principal balance:	$380.39	1+ mo. late:	0 ( 0% )
Total payments billed:	34

Description

NEED FIXUP MONEY FOR PROPERTY

Purpose of loan:

This loan will be used to work on an investment property I have purchased to finish up some last minute touchups.

My financial situation:

The property is almost ready for sale.  I need to just put a few more things into it to make it saleable.  Since it is not a Short Sale, or Bank Owned, I expect to get several offers.

My history shows currently delinquent as 1.  There was a discrepancy with my mortgage lender, I am working to get this cleared up.

Monthly net income: $ 7800

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416508

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$534.79

Auction yield range:	11.27% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	10%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$24,198	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	AerotusX	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

LOOKING TO CONSOLIDATE CREDIT CARDS

Purpose of loan:

This loan will be used to consolidate all of my credit cards debt with a lower interest rate loan, in order to pay-off my debts quicker.  My plan is to be debt-free in 2-3 years, and then purchase my first home afterward.

My financial situation:

I am a good candidate for this loan because I have a secure job as an Executive Director managing our North American business development.  I have good income and good credit history.  I have no late payments, no negative credit, and currently have no problem paying any of my debts.  My goal is just to pay them off quicker.

Monthly net income: $ 11,000

Monthly expenses: $ 3500

  Housing: $ 1,000

  Insurance: $ 100

  Car expenses: $ 150 (gas), No Car Loan

  Utilities: $ 50

  Phone, cable, internet: $ 120

  Food, entertainment: $ 600

  Clothing, household expenses $ 150

  Credit cards and other loans: $ 1000

  Other expenses: $ 300

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416514

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	11%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	15	Total credit lines:	46	Length of status:	4y 7m
Amount delinquent:	$54,924	Revolving credit balance:	$460	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	99	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	bigtime40	Borrower's state:	Missouri	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Aug-2006)
Principal balance:	$2,163.46	1+ mo. late:	0 ( 0% )
Total payments billed:	45

Description

EXPANDING AN EXISTING BUSINESS

I am currently in the process of expanding an existing eight year old business that provides contract delivery service to local customers. I have (2) employees servicing (3) major accounts.  I have been offered the delivery contract for a local grocery chain that now offers home delivery for their pharmacy. My current vehicles are full sized vans that are not feasible for the high volume/short trip nature of the business. A local auto dealer has offered me a short term lease on 2 hybrid vehicles that should be able to meet the clients needs. The loan will cover the up front costs of the vehicles including insurance. Revenue from the new business will more than cover loan costs.  I have used prosper twice in the past and have not missed a payment and allowed my investors to share in my success.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416516

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,836	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	thunderdan	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007)
Principal balance:	$822.44	1+ mo. late:	0 ( 0% )
Total payments billed:	18

Description

GROW A ALREADY SUCCESSFUL BUSINESS

Purpose of loan:

This loan will be used to purchase inventory for a sporting goods store that I own. My sales have increased 600% from January to date. Currently sales are about $6500 a month with a profit after all expenses of about $2500 although goal for this month is $8000. I do not include this income in my personal income as I am reinvesting much of it back into the business while it grows. With this loan I will be able to secure better rates from wholesalers and will be able to add products to my line.

My financial situation:

I am a good candidate for this loan because I will be able to pay it back quickly. Also I received a prosper loan for school in February of 2008 and have never missed a payment or been late. Also I am able to pay this loan with my personal income if necessary. I have worked for the same company since 2002 and my job is secure.

Monthly net income: $4000

Monthly expenses: $3175

??Housing: $975

??Insurance: $300

??Car expenses: $400

??Utilities: $250

??Phone, cable, internet: $100

??Food, entertainment: $200

??Clothing, household expenses $50

??Credit cards and other loans: $500

??Other expenses: $400

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416524

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$235.93

Auction yield range:	17.27% - 23.17%	Estimated loss impact:	19.33%
Lender servicing fee:	1.00%	Estimated return:	3.84%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	36%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$183,749	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	Thanksforhelpingme	Borrower's state:	Colorado	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 660-680 (Jul-2008) 600-620 (Jun-2008) 640-660 (May-2008)
Principal balance:	$1,888.40	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

FEES FOR DEBT CONSOLIDATION LOAN

Purpose of loan:

Pay off all my higher interest credit card and  loans.   I'm currently at my max credit limit because my job moved me and I currenlty have two houses, I've tried to sell the second home; however, the market is slow and I'm currently renting it until I can sell.  I'm trying to consolidate my bills into the  refinance of my current house which will improve my credit rating and credit posture.

My financial situation:

I am a good candidate for this loan because I have NO late payments.  I work for the government and have to keep a good credit rating because of my Top Secret clearance.

Monthly net income: $ 10,000.00

Thanks for helping me.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416530

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$653.32

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Dec-1998	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	41	Length of status:	3y 0m
Amount delinquent:	$3,975	Revolving credit balance:	$1,988	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	trade-fortress	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

STARTUP A CARIBBEAN THEMED TAKE-OUT

Purpose of loan:

This loan will be used to?

Startup a Caribbean Based Resturant

My financial situation:

I am a good candidate for this loan because?

All proceeds for this loan will be used for the purposes of starting this business. I intend to keep my job currently so I do not need the funds for personal business.

Monthly net income: $

5500

Monthly expenses: $

  Housing: $ 1625

  Insurance: $ 225

  Car expenses: $ 678

  Utilities: $ 200

  Phone, cable, internet: $ 80

  Food, entertainment: $ 400

  Clothing, household expenses $

  Credit cards and other loans: $ 0

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416534

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.25%	Starting borrower rate/APR:	21.25% / 23.50%	Starting monthly payment:	$207.92

Auction yield range:	11.27% - 20.25%	Estimated loss impact:	10.49%
Lender servicing fee:	1.00%	Estimated return:	9.76%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$90,127	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	nc	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAY OFF A CREDIT CARD AND CAR LEASE

Purpose of loan:

This loan will be used to pay off our credit card with the lowest balance and highest interest rate, and make the remaining payments on a vehicle lease, so that we can start saving some money every month to buy a used car in cash when we turn in the lease.

My financial situation:

I have made lots of financial mistakes, but am turning around. My wife and I figured out we were in trouble in May of 2008, and since then have paid off around $28,000 total debt, of which more than $8,000 was unsecured consumer debt. We haven't incurred any new debt during this period (but have transferred debt around in the way that makes the most sense, of course!) Our goal is to be debt-free besides our mortgage in 5 years, and to have the mortgage paid off a few years later.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416546

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	11	Length of status:	0y 8m
Amount delinquent:	$1,092	Revolving credit balance:	$8,604	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	brightest-fair-payout	Borrower's state:	Michigan	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

START-UP CAPITAL

Purpose of loan:

This loan will be used to help cover immediate expenses until we get out to Tax Season, which is what our whole business model revolves around

My financial situation:

I am a good candidate for this loan because, we are bringing in revenue right now through insurance sales, and once tax season starts we should double our insurance revenue plus if we do our bear minimum projections will generate $121,000.00 after expenses are paid. I know it shows that there is one deliquent account on the credit report however, that is a skip payment on the house and they spread it out over 6 equal monthly payments, and until that is paid in full it will show deliquent. June was a tough month for us, however this month we have already doubled our monthly net income, and look to double it again in August. So the Loan would be really short term.

Monthly net income: $  4500

Monthly expenses: $

  Housing: $ 1100

  Insurance: $ 50

  Car expenses: $  250

  Utilities: $ 200

  Phone, cable, internet: $ 250

  Food, entertainment: $ 350

  Clothing, household expenses $ 500

  Credit cards and other loans: $ 500

  Other expenses: $ 500

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416548

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$17,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$632.67

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	30%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	33y 9m
Amount delinquent:	$0	Revolving credit balance:	$44,443	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	rkjack1111	Borrower's state:	Ohio	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,600.00	< mo. late:	0 ( 0% )	760-780 (Jun-2008)
Principal balance:	$6,694.20	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

PAY OFF CREDIT CARDS WITH HIGH INTE

Purpose of loan:To pay down high interest credit cards

This loan will be used to?pay off credit cards that have already been cut up

My financial situation:Good. I am just trying to keep from paying alot in interest

I am a good candidate for this loan because?I have the ability to pay off the loan early. Thank you for your consideration in this matter.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416558

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	11.27% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Jul-1985	Debt/Income ratio:	16%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$162,085	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	prudent-p2ploan	Borrower's state:	Nevada	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

LOOKING FOR A BETTER INTEREST RATE

Purpose of loan:

This loan will be used to?

Pay off my exsiting CC debt and consolidate with a lower interest rate and payment

My financial situation:

I am a good candidate for this loan because I have a good credit history, no derogs, good income, stable employment as  a CFO.

This looks like a great way to borrow .

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416564

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$494.78

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	8%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$978	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	mjpka17	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

RENTAL PROPERTY IMPROVEMENTS

Purpose of loan:

This loan will be used to?pay my contractor for improvements on my rental property

My financial situation:

I am a good candidate for this loan because?I have a steady income through my current employer with a household income of over $100,000.  I also own two rental properties right next to a major university.  These houses are leased out until May of 2009 and I have never had a problem finding tennants.  Between the two properties I am bringing in $659.00 in profit after my mortgage payments, taxes, insurance, lawn care...etc.  The rental properties alone will cover my loan payments to prosper.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416566

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,848	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	Helpme20	Borrower's state:	Ohio	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 660-680 (Jul-2008)
Principal balance:	$3,716.21	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan:

This loan will be used to pay off three credit cards.

My financial situation:

I am a good candidate for this loan because I have a steady job, I have successfully paid down my other debt.

This loan will be used to pay off the credit card debt that remains.  My credit score has increased since my last loan.

Monthly net income: $ 3,930

Monthly expenses: $ 1,168

Fixed interest rate loan:  $1,425

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416572

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$189.46

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	20%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,575	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Familyman08	Borrower's state:	NorthCarolina	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	800-820 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	820-840 (Jun-2008)
Principal balance:	$4,153.89	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

HOME IMPROVEMENT TO INCREASE VALUE

Purpose of loan:

This loan will be used to help my family with living expenses as I take time off during the next two and a half months to prepare my applications for acceptance into a doctorate program.I will also be adding a sauna to our home.

My financial situation:

I am a good candidate for this loan because I successfully completed the work required for the Masters degree. This degree brings a 10% increase to my present salary. I have also recently completed the National Board of Professional Teachers Portfolio and Assessment. If successful, this will bring a 12% increase to my current salary.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 384418

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$9,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 18.45%	Starting monthly payment:	$349.40

Auction yield range:	11.27% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	34%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,177	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	SantaBarbaran	Borrower's state:	California	Borrower's group:	University of California and California State University

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 580-600 (Oct-2007) 600-620 (Jul-2007) 580-600 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8

Description

WASH AWAY CREDIT CARD BALANCES!

Thank you for looking at my loan, please let me know if there's any questions or items I may clarify!

Purpose of loan:

This loan will be used to consolidate some credit cards into one payment and be rid of them in three years.

My financial situation:

I am a good candidate for this loan because I have a steady income at a stable employer and have previously borrowed via Prosper in the past with no late payments.

I have a steady job in the financial services industry and am working on continuing my education and obtaining my MBA.  I'm working hard to lower my credit card debt and have in the last 14 months paid off 20% by budgeting and diligence.

I've learned the hard way about the dangers of credit cards.  While it may have made college easier, I'm paying the price now!

Monthly gross income: $2,138

Monthly net income: $3,358 Net

Monthly expenses: $ 2,865

  Housing: $ 800

  Renters/Auto Insurance: $  150

  Car expenses: $  450 (incl. gas)

  Utilities: $ 150

  Food, entertainment: $ 250

  Clothing, household expenses, laundry $ 150

  Credit cards and other loans: $ 800

  Student Loan: $71

The credit cards I'll consolidate are as follows:

Capital One: $600 @ 14.99%

Capital One: $4000 @ 9.72%

BofA:           $2000 @ 13%

Chase:         $3200 @ 13%

These are all permanent rates, but I'd like to try to consolidate the payments and try to obtain a comparable interest rate, pay them down in 36 months and improve my credit by having an installment loan vs. revolving credit.  The cards are closed from when I enrolled in a debt management program.  I have paid consistently there, but would rather avoid the $31 monthly fee and the 5 year program.

Other Items:

Inquiries - I've been working to finance my car (once in March, and recently).  I've taken some pulls but have succesfully reduced my interest rate 6%

I do not plan to payoff this loan early.

My FICO credit scores are 726 (EQ) and 710 (TU) as of earlier this month.

.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416206

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Nov-1997	Debt/Income ratio:	103%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,623	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	got_tools	Borrower's state:	Colorado	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 540-560 (Nov-2007) 620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22

Description

RETURNING BORROWER - I PAY!

Purpose of loan:

This loan will be used to consolidate what ramaining credit cards I have left.

My financial situation:

I am a good candidate for this loan because this will be my second loan with prosper and I have proven I pay my bills.

Monthly net income: $ 5500 includes my wifes income.

Monthly expenses: $

  Housing: $ 1334.00

  Insurance: $ 168.00

  Car expenses: $ 576.00

  Utilities: $ 100.00

  Phone, cable, internet: $ 125.00

  Food, entertainment: $ 800.00

  Credit cards and other loans: $ 1200.00

With this loan I will be able to reduce my bills by another 200 to 300 per month.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416468

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	16%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,147	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	ecmguy	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 540-560 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21

Description

CREDIT CARD AND LOAN CONSOLIDATION

Purpose of loan:

This loan will be used to consolidate several credit cards and 1 installment loan.

My financial situation:

I am a good candidate for this loan because I have a solid track record in paying my debt obligations on time. I am a business professional working as an Analyst for a firm in Houston, Texas. I have been gainfully employed with the same company since 2002 and am thankful that job stability is not an issue in these uncertain times. In this tight credit market I have not been able to qualify for a traditional personal loan. My credit score is much lower than it would otherwise be if not for a difficult decision to file for bankruptcy 8 years ago. I ventured out on my own to start a business funded with personal capital and once things turned south made the tough choice towards Chapter 7 filing. Since then my credit history has been impeccable and I have the financial ability to repay the loan I've requested.

Thanks in advance for your consideration.

Monthly net income: $ 4,150

Monthly expenses: $ 3,160

  Housing: $ 920

  Insurance: $ 90

  Car expenses: $ 75

  Utilities: $ 100

  Phone, cable, internet: $ 200

  Food, entertainment: $ 500

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 1,025

  Other expenses: $ 150

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416490

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	14.27% - 27.00%	Estimated loss impact:	15.93%
Lender servicing fee:	1.00%	Estimated return:	11.07%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Apr-1994	Debt/Income ratio:	72%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	28 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$61,553	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	RoyRS	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 660-680 (Aug-2008) 660-680 (Jul-2008) 640-660 (Sep-2007)
Principal balance:	$1,155.20	1+ mo. late:	0 ( 0% )
Total payments billed:	21

Description

CONSIDER HELPING ME CONSOLIDATE!

Purpose of loan:

To pay down some of my high interest cards.  Also, I have no late payments to any of my creditors!

Note:  I have also started lending on Prosper so I know Prosper does help people get out of debt!

I got a loan using Prosper in October 2007, and have paid on time as well as made additional payments.  The listing I used is below:

On March 8, 2004, my life changed forever.  I lost a dear friend in a fire.

http://media.www.iowastatedaily.com/media/storage/paper818/news/2004/03/09/HotTopics/One-Dead.In.Early.Morning.Fire-1099248.shtml

http://media.www.iowastatedaily.com/media/storage/paper818/news/2004/03/12/News/Del-Pilars.Unselfish.Act.Typical.Of.His.Life-1099317.shtml

Also, I did not have renter's insurance so I lost all my belongings and had to purchase many things such as clothing, furniture, and other household items.  Also, I lost about $20,000 of DJ equipment, music, lights, etc.  Since then I have purchased $15,000 of DJ Equipment, lights, music, and other items for my DJ Service but my DJ Service has not gotten as much service as before the fire.

I had about a $15,000-20,000 of debt before the fire but I have slowly been trying to get out of my increasing debt but it has been a long process especially since I purchased 2 duplexes but I would like to start paying off a credit card that has the highest interest rate, Chase: $3834.99 @ 29.99, and then start addressing my other credit cards.

My financial situation:

I currently am a residence hall director and do not pay for housing, utilities, or food.

Updated:  Monthly net income: $ 3760.00(~$1900 after taxes and deductions from employment and $1400 in rent from my rental properties, $160.00 (Computer Consulting), and $300 (DJ Services))

Monthly expenses (no updates):

  Housing: $ 0

  Insurance: $ 15

  Car expenses: $ 0

  Utilities: $ 0

  Phone, cable, internet: $ 98 (cell phone)

  Food, entertainment: $ 50 (I get free board)

  Clothing, household expenses $ 50

Mortgages: $1175.33/month (down from $1294.56/month)

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416498

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	27.96%	Starting borrower rate/APR:	28.96% / 31.32%	Starting monthly payment:	$167.54

Auction yield range:	14.27% - 27.96%	Estimated loss impact:	15.98%
Lender servicing fee:	1.00%	Estimated return:	11.98%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Apr-1996	Debt/Income ratio:	30%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,757	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0

Screen name:	chalva30	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	560-580 (May-2008)
Principal balance:	$3,334.77	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

CONSOLIDATING THE REST OF MY DEBT!

Purpose of loan:

This loan will be used to consolidate the rest of my debt.  I have a current loan with Prosper that was used to payoff a very high interest loan and this one would help me consolidate the credit card debt I have which is currently at an average of 22% with minimum payments totalling $221/month.

My financial situation:

I am a good candidate for this loan because I have a history of making good on my obligations.  In all honesty I have been late a time or two which is why my credit is where it is but I have never not repayed a loan in my life.  I also currently hold two jobs which will help in the repayment.  My goal is to become completely debt free by June of 2011 and my hope is that this loan will help me in obtaining that goal.

Monthly net income: $ 40,000

Monthly expenses: $ 1850

  Housing: $ 650

  Insurance: $ 151

  Car expenses: $ 460

  Utilities: $ 0 (incl in Housing)

  Phone, cable, internet: $ 0 (incl in Housing)

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 167 Prosper loan and $221 in CC payments

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416502

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$104.39

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.04%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	20%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,521	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	Sergioscar	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 540-560 (Dec-2007)
Principal balance:	$597.04	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

PAYING OFF HIGH APR CREDIT CARDS

Purpose of loan:

I wil pay my high interest credit cards as a plan to get rid of debt in 4 years)

My financial situation:

I have never missed or been late in any payments, I work very hard and I really care about my credit history)

Monthly net income: $ 3000

Monthly expenses: $

  Housing: $ 1100

  Insurance: $ 100

  Car expenses: $ 300

  Utilities: $ 100

  Phone, cable, internet: $ 150

  Food, entertainment: $ 400

  Clothing, household expenses $ 150

  Credit cards and other loans: $ 200

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416510

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 17.17%	Starting monthly payment:	$190.66

Auction yield range:	11.27% - 13.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,640	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	NYBEL	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CONSOLIDATE HIGHER INTEREST DEBT

Purpose of loan:

Consolidate relatively High Debt of same amount into lower interest allowing for faster repayment

My financial situation:

I am current on all obligations, no past due balances in years.  I am not requesting more than my current balance, which I am already paying above the minimum on.  This loan is being requested so I can pay it off faster

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416512

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	60%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,447	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	STAFINN	Borrower's state:	Massachusetts	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Apr-2008) 600-620 (Mar-2008) 580-600 (Nov-2007)
Principal balance:	$4,036.26	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

CONSOLIDATION AND REFINANCING

Purpose of loan:

This loan will be used to?

Consolidate Credit cards

My financial situation:

I am a good candidate for this loan because? I have made all payments on time for my current loan and have not been late on any of my other payments

Monthly net income: $ myself(900.00) Husband (3200.00)

Monthly expenses: $ 3520.00

  Housing: $ 1200.00  Insurance: $ 120.00

  Car expenses: $ 400.00

  Utilities: $ 250.00

  Phone, cable, internet: $ 150.00

  Food, entertainment: $ 100.00

  Clothing, household expenses $ 200.00  Credit cards and other loans: $ 900.00

  Other expenses: $ 200.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416518

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$445.35

Auction yield range:	17.27% - 18.90%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.66%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$90,993	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5

Screen name:	tipinpana	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	660-680 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	2 ( 10% )	620-640 (Sep-2007)
Principal balance:	$11,838.58	1+ mo. late:	0 ( 0% )
Total payments billed:	21

Description

PURCHASE SIGN AND OFFICE UPGRADES!!

Purpose of loan:

We recently purchased a new office building.  It is in a great location.  We are going to use the proceeds of this loan to purchase a new back lit 5' x 10' two sided sign with two panels.  We are running two businesses out of this office.

My financial situation:

I HAVE NEVER MISSED A LOAN PAYMENT IN MY LIFE!!!!!!

I am a 50/50 owner in three businesses and a real estate investment LLC.  They are all three profitable.  We own a mortgage company specializing in FHA, USDA, VA, and Conventional loans.  In our area, we are still doing alot of purchases and refinances.  We also have a credit consulting company.  Last, we have a realty company.

In the last six or so months we have purchased two residential properties that we rehabbed and are renting.  We have alsro purchased the aformentioned office building.  We are renting one office to an attorney and the remainder is occupied by our other businesses.  A great majority of our income is derived from rent paid to the LLC.  Therefore, I am not going to show much personal income in the way of a paystub or W2.

All businesses are cash flowing nicely, mainly because of managing our short term and long term in debt.  We have made a majority of the improvements to the office out of cash reserves, however, we are going to finance the remaining impovements in order to hold on to the remainder or our cash.

I also own two rental properties in my name personally.  They are cash flowing as well.

If you should have any questions feel free to ask.  Thank you for your consideration.

Monthly net income: $ 6,500

Monthly expenses: $

  Housing: $ 1,200

  Insurance: $ 100

  Car expenses: $167

  Utilities: $ 200

  Phone, cable, internet: $Paid by business

  Food, entertainment: $ 400

  Clothing, household expenses $ 200

  Credit cards and other loans: $ 400

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416520

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Apr-1992	Debt/Income ratio:	15%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	jsledge	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	820-840 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	800-820 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7

Description

FIXING UP A RUN DOWN PROPERTY

Purpose of loan:

This loan will be used to remodel a home I purchased.  This money will be used to fix the following items:

Replace the roof

Replace the gutters

Remove & replace the interior doors

Prep & Paint the interior

Remodel the master bathroom

Remodel the hall bathroom

Remodel the kitchen

Sand & Seal the hardwood floors

Install Linoleum in the kitchen and bathrooms

Replace appliances

I have pictures of the property if you are interested.  I am documenting the progress and have a breakdown of all the costs as well.

My financial situation:

I am a good candidate for this loan because my credit score is over 800 and have never been late for any payments.  This will be a short term loan until I can get the home reappraised and consolidate the loan with the new appraisal.

Feel free to contact me if you have any questions.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416526

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,023	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	robbyog	Borrower's state:	California	Borrower's group:	Home of 2nd Chances

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 90% )	660-680 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	3 ( 10% )	660-680 (Oct-2008) 660-680 (Jul-2008) 640-660 (Apr-2008) 680-700 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30

Description

PAY OFF FEDERAL TAXES

Purpose of loan:

This loan will be used to pay off a $7000.00 to Federal Tax balance

My financial situation:

I am a good candidate for this loan because I have had 2 previous loans with Prosper and successfully paid them off. Monthly net income: $ 6800.00

Monthly expenses: $

  Housing: $3568.00

  Insurance: $ 152.00

  Car expenses: $ 670.00

  Utilities: $ 35.00

  Phone, cable, internet: $ company pays

  Food, entertainment: $ 600.00

  Clothing, household expenses $ 120.00

  Credit cards and other loans: $ 651.00

  Other expenses: $ (IRS) 400.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416540

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	May-1993	Debt/Income ratio:	24%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	34	Length of status:	11y 1m
Amount delinquent:	$13,175	Revolving credit balance:	$204	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0

Screen name:	GOLDENGIRL011160	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,031.00	< mo. late:	0 ( 0% )	780-800 (Feb-2008)
Principal balance:	$634.87	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

A MOM CLOSER TO FINANCIAL FREEDOM

Purpose of loan:

This loan will be used to

This loan will be used to continue paying off my debt incurred between the years of 2003-2005.  My first prosper loan started the process and only through the Prosper opportunity am I able to obtain a loan and pay these debts off.  These debts were incurred during a painful divorce and raising two teenagers.  My son is currently in his last week of boot camp with the U S Navy and going to school in Mississippi to serve in the Seabees.  My daughter is entering her freshmen year in college with a ROTC Nursing Scholarship.  I married a wonderful man in 2006; however, my debts are mine to pay off.  I continue to work and have been attending courses with the owner to further grow the business.  I cannot finance the total balance of my debts so I have to do them in increments.  Getting into this debt situation was one of the worse periods of my life and I will be so relieved to pay what I owe and rebuild my credit.  I thank you for your consideration of this loan and I am willing to answer any questions you may have.

I am a good candidate for this loan because?I have previously and am currently paying a small Prosper loan.  My current and on time payments shows the seriousness I have in getting my debts paid.  I took my 4 credit card debts and entered a debt relief company.  Unsure how one can be granted a Judgement when they have no knowledge of it, I was granted one last fall to one of my 4 debtors and I would like to pay this off with my loan proceeds.  I have a husband who works for the State and I continue to work in a growing practice.  My credit prior to these debts was good and I want to get these behind me and start to build for my retirement.

Again, thank you for your consideration of my loan.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416550

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$13,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$477.96

Auction yield range:	11.27% - 15.50%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	5.15%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Aug-1991	Debt/Income ratio:	32%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$62,702	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	fordaputz	Borrower's state:	Tennessee	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$4,283.80	1+ mo. late:	0 ( 0% )
Total payments billed:	17

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

For me to get out of debt I need to get structure with fixed payments.  The credit card keep changing the rules causing me to make monthly payments without getting my head above water.  This loan will FIX the interest and the payment that is required.

My financial situation:

I am a good candidate for this loan because I am currently making my payments to the credit cards.  By supporting me with this three year loan, I will continue to make the payments, but support people instead of BANKS.

OTHER:

    Quick Summary of Debt

        Credit Card 1: $13,500 @ 18% - PAYING THIS DOWN with this request

        Credit Card 2: $17,000 @ 17%

        Line of Credit: $8,000 @ 16.5%

        Line of Credit: $20,000 @ 8.0%

        First Prosper: $4,200 @ 8.0%

    Credit Score Drop

        Based on my knowledge of how it works - score went down because of 3 request by Mortgage Lenders through Lending Tree and a reduction in available credit from Credit Cards.

Thanks for your time in looking, all questions will be answered

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416552

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Nov-1999	Debt/Income ratio:	4%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	8

Screen name:	priceless-cash	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

BUYING MOTORCYCLE FOR DAILY COMMUTE

Purpose of loan:

This loan will be used to purchase a slightly used motorcycle with which I will commute to work daily.  Currently, my girlfriend and I share a car, but most days I ride my bike to work.

My financial situation:

I am a good candidate for this loan because I am ready to start rebuilding my credit after a recent bankruptcy (my bankruptcy happened when my business failed after over 5 years).  I'm eager to get a fresh start after over 2 and a half years without a credit card or loan!

Monthly net income: $ 3916 (plus intermittent freelance work, usually around $250/mo)

Monthly expenses: $ 1735

  Housing: $ 865

  Insurance: $ 120

  Car expenses: $ 150

  Utilities: $ 50

  Phone, cable, internet: $ 180

  Food, entertainment: $ 220

  Clothing, household expenses $ 50

  Credit cards and other loans: $ 0

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416562

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,789.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$289.47

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	4y 1m
Amount delinquent:	$4,049	Revolving credit balance:	$2,523	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5

Screen name:	mjo	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$7,788.67	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

REFINANCE CURRENT PROPER LOAN

I took out a prosper loan of $12,000 with a 25% interest rate back in February 2008. My payment is $477. I've never missed a payment and I'm just looking to reduce the interest rate on the remaining balance so I can pay this loan off quicker. I have a great job with great income.

Monthly Income: $10,833

Monthly expenses: $ 3,171

Housing: $ 2050.

Insurance: $ 120.

Car expenses: $ 651.

Utilities: $ 150.

Credit cards: $100.

I would greatly appreciate the chance to refinance this loan. I've proven my ability to pay and would really like the interest rate reduced. Thank you in advance for your consideration.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416570

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$75.40

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	28	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,165	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Flamingo63	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 660-680 (Apr-2008)
Principal balance:	$3,602.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

CONSOLIDATING DEBT

Purpose of loan:

This loan will be used to? For Debt Consolidation

My financial situation:

I am a good candidate for this loan because? I am a dedicated person.  I have worked for the same company for 23 years.  I pay my bills on time which is very important to me. I have a current Prosper loan and have made all my payments on time.  I take all my financial obligations seriously.

Monthly net income: $ 3779

Monthly expenses: $

  Housing: $ 600

  Insurance: $ 104

  Car expenses: $ 355

  Utilities: $ 90

  Phone, cable, internet: $ 60

  Food, entertainment: $ 250

  Clothing, household expenses $ 75

  Credit cards and other loans: $ 385

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416576

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Oct-1965	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	22y 4m
Amount delinquent:	$0	Revolving credit balance:	$153,909	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8

Screen name:	open-minded-transaction	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PURCHASING 20-40 UNIT APT BUILDING

Purpose of loan:

This loan will be used to? add a 20-40 unit apartment building to our portfolio.

My financial situation:

I am a good candidate for this loan because?In the last seven years I have increased my investment portfolio from a 4 unit building I owned for forty years to 16 units that we self-manage.  We are fully occupied and half our tenants are long term (they never want to move again).  Our financial picture is very strong and my credit score as of Jul '09 is 776 with no late payments in 40 years.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416578

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$645.02

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Apr-2003	Debt/Income ratio:	62%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,052	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	impeccable-compassion	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF CREDIT CARDS/CAR LOAN

The purpose of this loan is to consolidate my credit card debt and organize it into one monthly payment. If I'm able to do this I will be better able to manage my finances and show creditors that I am making a stronger effort to come out of debt sooner. My financial situation is not a dire one, but this is a burden that I'd like to prevent from becoming one. I am a good candidate for this loan because I make my payments in a timely fashion as to not be late and accrue any more fees than necessary. I have steady income that can support me while I'm paying back this loan as well as my monthly finances. With all of my monthly finances and all, I have at least a third of my pay left for miscellaneous things. Below are high estimates of a few my expenses, excluding rent, utilities, phone/internet. All others are slightly higher and are usually lower.

Monthly net income: $ 3400

Monthly expenses: $ 1400 (including rent, car note, and student loan)

Housing: $ 425

Insurance: $ 76

Car expenses: $ 200

Utilities: $70

Phone, cable, internet: $ 110

Food, entertainment: $ 200

Clothing, household expenses $ 250

Credit cards and other loans: $ 300

Other expenses: $

I hope this shows that I'm trying to become a more responsible persona with my financial situation and solidifies me as a strong candidate for the long.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 383985

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$122.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,783	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	LakersFan23	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $

  Housing: $ 450

  Insurance: $

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $55

  Food, entertainment: $ 600

  Clothing, household expenses $

  Credit cards and other loans: $200

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416397

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$14,950.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$676.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Oct-1988	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,015	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	carpediem1	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	680-700 (Nov-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36

Description

RETIRE HIGHER INTEREST DEBT

Proceeds from this loan will be used to pay off credit card debt I incurred to take advantage of an opportunity to buy products below wholesale from a supplier going out of business.This loan will replace that card debt.The High Bank Card utilization percentage is due to those purchases, hence the HR rating. As you can see, I have a 700+ credit score, a paid in full previous loan, and low debt to income ratio(except,of course, that card usage).I anticipate paying off this loan within 24 months or less.I have been in the chemical business for over 20 years.. and started this company 8 years ago.My site, MROCHEM.com is doing well, along with our sales force of 6 salespeople selling to institutional, municipal & industrial accounts. The company has a D & B  paydex of 78(out of 80), and is profitable. Of course, I am personally responsible for this loan.As you can see from my previous history, I have 1 loan Paid in Full with Prosper, never late.( that loan, BTW, bought servers & software that contributed to my growth, getting my company to the next level...thank you to all those lenders for that.)As a lender myself, I know how important it is to deal with quality borrowers who make their payments on time.The 1 public record I have is for a disputed(aren't they all?) tax lien in 2001 which I settled & paid in 2003.

I am also the group leader of AAAA Fund America.

Mastercard- 12000

Visa-            2500

interest rates on above range from 25-29.99%,due to recent rate increases(even though I've never been late) by Chase.

I'd rather pay you.

Feel free to contact me regarding any aspect of this listing.

Thank you for your consideration.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416451

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$9,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$443.31

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	30%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1

Screen name:	chasingmatteo	Borrower's state:	California	Borrower's group:	Large Money Loans for AA,A,B,C & D Credits

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	540-560 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

2ND LOAN - 1ST LOAN PAID OFF EARLY

This will be my (hopefully) second loan on Prosper. I believe in peer to peer lending & have been waiting for Prosper's return. My first loan gave me the opportunity to prove myself as trust worthy to the Prosper community as a borrower.

I was introduced to Prosper.com by a friend and began making small loans to members. Ultimately, I made 29 loans of varying, but small amounts. I still have over 10 active loans with a value of ~ $500.00 On the borrowing side of Prosper.com, I created a listing that was funded, and completely repaid. My loan number was: 23638, the amount of loan was $2551.00. The loan payment was $115.40 for 36 months. I was unfairly labeled HR because of Prosper.com's rating schedule and prosper's experian-based credit scoring system.Currently, I am in a very good financial situation. My job is secure (I am in healthcare employed as a Respiratory Care Practitioner). My expenses are minimal (careful planning) and I have expanded my investment horizons for the future. My credit score has increased dramatically since my Prosper.com listing I can assure you. I have no problems paying my financial obligations.I have no revolving consumer debt to speak of. I have a student loan that is just under $140 a month @ 4.25% interest. I have utilities and a cell phone and that's about it.

I need a loan to pay off a car that I do not really use in order to obtain the title and sell it. I already have an interested party. I owe $9800.00 on the car note. I am selling it to a long time friend for $10,000. I am getting it serviced and detailed as I type this. I have a second older car that is paid for which I use as a commuter car. I want to buy a used scooter to drive around time (100+ miles per gallon and easy to park, insure, etc.) which will ultimately, replace the car I am selling.  I want to use the proceeds from this loan to pay off the auto loan in order to obtain title. After the auto loan is paid, the car is sold and I have $10,000 change as a result. I would like to use part of $10,000 to buy a used scooter, get my commuter car serviced, fund my IRA for the year and put the rest in savings as a safety net.

I have a high verifiable income and have been with the same company for 4+ years. Because of the way I am compensated (I work as what is called a "traveler," in my industry) I earn a reduced hourly wage in exchange for non-taxable stipends for housing, an auto allowance/travel, and for insurance purposes. I have been in my field since 1999. My "taxable" income for 2008 was just over $70,000.00. My non-taxable benefits are $10,650 for every 13 week contract I work.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416453

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$74.71

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Nov-2007	Debt/Income ratio:	16%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$614	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	transaction-force	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

HELP WITH TUITION!

Purpose of loan:

This loan will be used to?

          For starters, thank you very much for taking the time to read this and for people who help people get the money to pay for they need to do.  The instructions say not to identify myself by name, however I can say I'm a student at a military college.  I am a very hard worker but I still come up short with it comes time to pay for tuition.  With tuition being paid for it would greatly help my grades and help me have more time to study instead of spending just about every night working late at work.

My financial situation:

I am a good candidate for this loan because?   My financial situation is not the greatest.  I have applied for multiple grants and loans from the government, because I honestly support myself in everyway, but since I am only 21 years, its very hard to get true financial status on paper.  My parents are financially secure and file for extensions every year on their taxes to avoid paying what they owe.  This really hurts me with the PALE grant and STAFFORD student loans.  I have a very good female friend who receives $2500 a semester from the government, but what gets me is everyone in her family drives a brand new vehicle. Meanwhile, my 17 year old truck with 270,000 mile self, can't get a dime.  I have managed so far through college without a loan, but now with this economy its really hard to actually pocket much money to put away for tuition.  Luckily, I don't owe over $500 or $600 in credit card debt.

Monthly net income: $ My income varies every month, especially in the summer. Being a waiter in a college town, in the summer time no one is really in town.  I would say my monthly income is between $800-950 right now while I am able to work full time while I'm not taking classes. However, this is 40 to 50 hours a week, which I am also lucky to get.

Monthly expenses: $

  Housing: $ 300

  Insurance: $ 125

  Car expenses: $ 80

  Utilities: $ 35

  Phone, cable, internet: $ 43

  Food, entertainment: $ 200

  Clothing, household expenses $ 75

  Credit cards and other loans: $ 80

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416487

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.55%	Starting borrower rate/APR:	17.55% / 19.75%	Starting monthly payment:	$197.60

Auction yield range:	11.27% - 16.55%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.17%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$90,127	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	nc	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAY OFF A CREDIT CARD AND CAR LEASE

Purpose of loan:

This loan will be used to pay off my credit card that currently has the smallest balance, and pay off the remainder of a vehicle lease so we can start saving for a new vehicle at lease end in a year (we're going to turn the car in and buy a less expensive used vehicle.) I hate to bundle the remainder of the lease payment into a 3-year loan, but we need to free up some money every month to make sure that we can have cash in the bank when it's time to get a car.

My financial situation:

I got way in over my head financially, and realized it just over a year ago, due to some prompting from my wife (who up until then had just let me take care of our finances.) Since then, we have worked as a team, and have driven down our total debt every month -- from May 2008 to now, we have paid off a total of $26810 of debt, of which $8309 was unsecured. We've made a lot of progress, and would like to make more! We have a baby coming, and need to start saving up for our baby too, and would love to use Prosper to help us make those goals.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416493

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.76%	Starting monthly payment:	$47.99

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Nov-1999	Debt/Income ratio:	29%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,729	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	jeremp	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,001.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 700-720 (Sep-2008) 680-700 (Jun-2008) 700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2

Description

MAKE GREEN HOME IMPROVEMENTS

Purpose of loan:

This loan will be used to pay for tankless water heater and solar exhaust fans.

My financial situation:

I am a good candidate for this loan because?I live well below my means.

Monthly net income: $ 5100 (Not counting current rental income)

Monthly expenses: $

??Housing: $?791??

??Insurance: $?90

??Car expenses: $ 215

??Utilities: $ 250

??Phone, cable, internet: $ 150

??Food, entertainment: $?150

??Clothing, household expenses $?200

??Credit cards and other loans: $?75

??Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416495

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	29%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	danman30	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$3,200.53	1+ mo. late:	0 ( 0% )
Total payments billed:	9

Description

STUDENT USE/PAYING OFF CC CARD

Purpose of loan:

This loan will be used to? pay off credit card (at high interest rate) and to help my son with his student expenses.

My financial situation:

I am a good candidate for this loan because? I pay on time with my Prosper loan, have a secure full time job and pay other debts (house, car etc.} on time.

Monthly net income: $ 3000 (wife also $3000)

Monthly expenses: $

  Housing: $ 1180/month

  Insurance: $ 460/cars/month

  Car expenses: $1100/month gas $400/month (3 vehicles)

  Utilities: $ 170/month

  Phone, cable, internet: $ 120/month

  Food, entertainment: $ 100/month

  Clothing, household expenses $ 20/month

  Credit cards and other loans: $ 3500

  Other expenses: $ 1500

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416513

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,899.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.38

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Mar-1989	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,027	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0

Screen name:	j_man	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 640-660 (Mar-2008)
Principal balance:	$4,372.86	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan:

This loan will be used to consolidate higher interest rate debt. We recently moved into a new house and needed to buy furniture and a few appliances on credit. I have a current prosper loan and have never been late making a payment. I appreciate anyone who can help. THANK YOU!

My financial situation:

Monthly Net Income: $4,700

Monthly expenses: $ 3,200

Housing: $ 1,150

Car expenses: $ 375

Credit cards and other loans: $ 500

Other expenses: $ 1175.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416521

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$258	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3

Screen name:	economy-trailblazer	Borrower's state:	Colorado	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

IMPORTER NEEDS WORKING CAPITAL

The purpose of this loan is to free up some working capital to get a new product line imported from China.

This loan will be used strictly as working capital.

I am a good candidate for this loan because I understand the industry. I have been in business since 2002 and have a strong list of clientelle. I paid out of pocket to develop a product line, logo and box design hand in hand with a manufacturing company in Shenzhen, China.

Monthly net income: $8800.00

Monthly expenses:

Housing: $1700.00

??Insurance: $300

??Car expenses: $600

??Utilities: $200

Phone, cable, internet: $320

?Food, entertainment: $300

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416523

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Jun-1995	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	9y 10m
Amount delinquent:	$230	Revolving credit balance:	$15,357	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	foxy-funds	Borrower's state:	Wisconsin	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

DEBT ASSISTANCE

Purpose of loan:

This loan will be used to help pay off some miscellaneous pay day loans I took out.

My financial situation:

I am a good candidate for this loan because I have a steady income.

Monthly net income: $

Monthly expenses: $

  Housing: $ 1342.00

  Insurance: $

  Car expenses: $

  Utilities: $ 100.00

  Phone, cable, internet: $ 90.00

  Food, entertainment: $ 300.00

  Clothing, household expenses $ 100.00

  Credit cards and other loans: $ 2000.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416533

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$286.42

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,845	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0

Screen name:	mjh264us	Borrower's state:	Illinois	Borrower's group:	BuildingTree

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008) 720-740 (Oct-2007) 660-680 (Mar-2007)
Principal balance:	$2,540.03	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

PAYING OFF HIGH INTEREST CREDIT

Hello,

Hello, Please consider my request for a $7,000.00 loan to pay off a high interest credit card. This was transferred from Bank of America to Barclays and I want to pay it off at a lower interest rate . The interest rate is over 29.99% Thank you for your consideration. As you can see by my previous listing, I have never missed a payment.

Assessment $153.53

ComEd $45.38

Comcast $174.84

Care Credit $135.00

State Farm Insurance $115.00

Student Loan  $244.22

Student Loan  $151.53

Peoples Gas $62.35

Credit Card Visa $2000.00

Car Payment $482.52

Cingular Wireless $150.00

Mortgage $1,805.95

--------------------------------------------

Income $9,300.00 (My income  + Wife who is a teacher)

Expenses $ 7270.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416549

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,519	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	ingenious-generosity	Borrower's state:	Washington	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PREPPING TO SELL 2ND HOME

Purpose of loan:

After my father passed away unexpectedly, I inherited his townhouse along with his mortgage payment. For the past year, friends of mine were able to rent the townhouse from me but have recently moved out after they bought their first home, and, unfortunately, they left the townhouse a mess. I have already replaced the carpet and have been repainting the interior and just put the townhouse on the market. I am asking for this loan to help me cover the mortgage on the townhouse, and also to help me with the cost to paint the exterior of the other home I own, as well as a few other repairs as I plan to put this house on the market within the next year.

My financial situation:

I am a good candidate for this loan because:

-My credit is very good

-I am financially responsible

-I have the reliable income to make the monthly payments of this loan, and

-With the sale of the townhouse I will pay this loan off in full

About me:

I am a 26-year old man and I currently own my own baseball organization, am contracted to run clinics at local baseball camps, am the head baseball coach at a local high school, and spend the rest of my time fixing up the house I purchased from my mom - the house I grew up in. Like I said before, I am finally trying to sell the twonhouse my father left me after his death, and should profit at least $150,000 once it sells. I hate asking my mom for money, especially now since my grandfather passed away about a week ago, but I need some extra money to help cover the cosst of repairs, etc. I have put into the townhouse over the past 2 weeks (getting it ready to be put on the market) and also to help cover the extra mortgage payment until it sells (as I don't want to hassle with renters again).

Monthly net income: $6844

This included the money I bring in from my baseball organization as well as money I get from my roommates at the house I live in. I have 2-4 weeks of baseball camps planned for later in the month of August, which will be an additional $1500-3000 (depending on how many weeks I choose to run the camp), but that amount is not included here.

Monthly expenses: $5670

  Housing: $3900

  Insurance: $150

  Car expenses: $125

  Utilities: $300

  Phone, cable, internet: $295

  Food, entertainment: $300

  Clothing, household expenses $300

  Credit cards and other loans: $300

  Other expenses: $N/A

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416555

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	84%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	79	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$77,770	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5

Screen name:	lapmax	Borrower's state:	NewJersey	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$374.56	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because? i pay creditors every month i want try prosper and prosper from it !

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416557

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$210.05

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Feb-1999	Debt/Income ratio:	39%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,990	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5

Screen name:	jv79	Borrower's state:	Washington	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 640-660 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20

Description

3RD PROSPER LOAN! NOT AN HR

Paid off first 2 loans + active Lender = you get your money back. I'm an active participant in this system.

I'm dedicated to paying off my debt. I haven?t made a credit card purchase in over 8 months and have eliminated over 6k of revolving credit!

I don't know how I get rated as an HR? I have a proven track record of repayment in this system. I guess they are desperate to clean up the defaulters.....

Purpose of loan:

I hate debt. I'm a computer programmer. Go look as to what profession has one of the lowest default rates........Programmers!

Looking to consolidate my credit cards. And a little help on the credit score. Have opened multiple credit lines in remodel.

I'm anticipating my credit inquires to be high.

Bank of America - $5521.97

I hate major credit cards.

I love prosper and the idea of one payment to people willing to believe in me.

On the last leg of my first loan. A starter loan of $1000, just to get my feet wet in prosper community. Always paid on time and even made $25 payments on my off payment weeks.

I pay more to this card now that what my proposed payment would be. My wife and I have credit scores of 691 (me) and 688(wife).

Haven?t had a late payment on any credit since college (2003).

My financial situation:

My wife works for the YMCA as the Youth Sports Director($28K).

Mortgage owner of a tri-plex bought in May of 07. All units are currently rented.

Our loan is an 80/20.Payment for the 80 is 1071.51

Payment for the 20 is 271.17

Total = $1343.68

Rent for the units is $500, $525 and $600

We actually round up on our payments to $1100 and $300, just to keep it simple.

The water bill is around $350 every two months, which breaks down to $175 a month.

Electricity is $30.

Monthly net income: $ 4017 (only my income)

Monthly expenses: $

   Housing: $ 1207.85

Insurance: $ 610 every six months ($101.66 a month)

Car expenses: $ 210

Utilities: $ 150

Phone, cable, internet: $  75

Food, entertainment: $ 200

Clothing, household expenses $ 50 ( I'm really not a clothes horse)

Credit cards and other loans: $ 155 student loan

Lowes - $100 Balance of $1900. Majority of purchases are 0% for 12 and 6 months

Chase - $5600

Even If this doesn?t get funded, I won't be heartbroken. Just want to help system get going again. :)

Fire away with questions

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416565

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Nov-1982	Debt/Income ratio:	47%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,341	Occupation:	Clergy
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Homeownership:	No
Inquiries last 6m:	1

Screen name:	DoctorEr1	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 640-660 (Apr-2008) 580-600 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6

Description

OFFICE UPGRADE

Purpose of loan:

(explain what you will be using this loan for)

I need to purchase new computer equipment and office furniture.

My financial situation:

(explain why you are a good candidate for paying back this loan)

I had a loan with Prosper before and loan was paid in Full ahead of schedule.

Monthly net income: $

$3500

Monthly expenses: $

  Housing: $ 0    I am catholic priest do not pay for any housing expneses....

  Insurance: $ 0

  Car expenses: $ $6.000

  Utilities: $ 0

  Phone, cable, internet: $ 0

  Food, entertainment: $ 400 Monthly

  Clothing, household expenses $ 0

  Credit cards and other loans: $ 350.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416573

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$16,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$598.87

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	6%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	1	Total credit lines:	29	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	architect7	Borrower's state:	Pennsylvania	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

MY DAUGHTER'S DREAM WEDDING

Purpose of loan:

My daughter was recently engaged and her wedding is in less than two months away.  They were refinancing their home to take cash out when the loan fell through and she needs her father (me) to help tie up loose ends.  I have investment properties that provide me with monthly income as well as steady income from benefits and social security.  In addition, my wife works full time at the local hospital as a nurse.  I am trying to give my little girl the wedding of her dreams!   Your help is greatly appreciated.  It is the couple in the picture :)

My financial situation:

I am a good candidate for this loan because I have demonstrated financial responsibility throughout my lifetime.  I am in turn trying to give the benefits to my daughter to carry out her childhood dream just as she has seen it happen in her dreams.  I am also a homeowner, have several investment properties, and have a strong monthly income from all sources.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416575

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$154.39

Auction yield range:	3.27% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Mar-1976	Debt/Income ratio:	3%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	28y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,651	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Tosaboy	Borrower's state:	Wisconsin	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	820-840 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	820-840 (Oct-2008) 760-780 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

USE $ TO FINANCE HIGHER RISK LOANS

 Most of my assets are tied up in investments such as 401k, IRA and Stocks and it is obviously not a good time to be selling!

I plan on using this money to fund either small startup businesses who are having trouble getting traditional loans or helping out people who have lower credit ratings who are needing money to get back on their feet.

Thanks for your consideration!  Please feel free to contact me should you have any questions.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416581

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$189.46

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	24%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	cjx	Borrower's state:	Massachusetts	Borrower's group:	Ars OpenForum Members

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	820-840 (Latest)
Principal borrowed:	$8,100.00	< mo. late:	0 ( 0% )	800-820 (Aug-2007)
Principal balance:	$3,414.19	1+ mo. late:	0 ( 0% )
Total payments billed:	22

Description

HELPING MOM KILL HER CREDIT CARDS

Check my previous listing.  More of the same.  I have since taken away all her remaining credit cards.  This loan will pay the balance of the original loan ($3414) and ~$2600 in credit cards ranging from 18% to 28%.  If there are any additional questions, let me know.

Thanks. (again)

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 415743

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$170.86

Auction yield range:	6.27% - 12.99%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.77%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Feb-1998	Debt/Income ratio:	29%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,403	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	finder596	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

BUYING ESTABLISHED WEBSITE BUSINESS

Purpose of loan:

This loan will be used to buy an existing website/business that will provide a recurring revenue stream.

My financial situation:

I am a good candidate for this loan because I have never defaulted on any loans/obligation and my credit standing is excellent. This loan will be paid back on time.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416463

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$329.86

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	29%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,939	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	treeman66	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	820-840 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	840-860 (Aug-2007)
Principal balance:	$10,359.34	1+ mo. late:	0 ( 0% )
Total payments billed:	22

Description

COMBINED CREDIT CARDS

Purpose of loan:

To combined my credit card accounts to lower my interest?s rate or even keeping it the same and stop using those credit cards. This way I will be able make the same payment every month and see my debt go down and know a date when this will be paid off. I make my payments on time with all my bills I just want to get out of debt and stay out. I have my kid starting collage next year and want to help him with that.

My financial situation:

I do make all my payments on time and I can afford the loan just want to have a date (goal) to get out of debt. I have owned a house for over 21 years and never was late with any payments.

Monthly net income: $ 8,800

Monthly expenses: $

  Housing: $ 3,426.00

  Insurance: $ 389

  Car expenses: $ 300

  Utilities: $ 350

  Phone, cable, internet: $ 126

  Food, entertainment: $ 900

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 900

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416465

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$308.45

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jun-1987	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 7m
Amount delinquent:	$1,199	Revolving credit balance:	$72,543	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	kimoboy	Borrower's state:	Michigan	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$4,621.48	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

HOPING FOR BETTER RATE FROM PROSPER

The purpose of this loan is to consolidate our debt. My wife and I are starting our path to becoming debt free. It will  be difficult path but we are both dedicated to get our debt under control.

I feel  that we are good candidates because my wife and I both have very stable jobs at a major university and are both steadily increasing our salaries due to promotions. Now  that we have the family we always wanted (we have a girl who is 8 and boy who is 4) and live in a home that we absolutely love, it is time for us to tackle our debt. As you can see below, we have a very high credit card payment every month and pay about ten different lenders. The APR on some of  them are as high as 30% and although we pay a little more than the amount due each month, it does not seem to make a dent.

We kindly ask that you consider funding our loan request so that we can be on the path to becoming debt free.

Net income $3,963

Spouse?s net income $3,390

Rental Propoerty income $1,300

Day Care Reimbursement $  416

Total Income $9,069

Expenses:

Mortgage 1 $1,600

Mortgage 2 $1,000

Car Payments $  500

Car Insurance $  100

Credit Card and Other loan payments $2,927

Utilites $  400

Household $ 500

Home Insurance $  85

Day Care $ 612

Life Insurance $200

Property Taxes (Prorated) $500

Total Expenses $8,424.00

I also wanted to let you know that although it says that we are late on our housing payment, I just made a payment on the 13th.  Last month we had some unexpected dental procedures costs that were not covered by insurance.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416489

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,992	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	gordo702	Borrower's state:	Nevada	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	520-540 (Aug-2008) 540-560 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5

Description

PAYING OFF A CREDIT CARD

Monthly net income: $ 2500

Monthly expenses: $

  Housing: $ 200

  Insurance: $ 0

  Car expenses: $ 0

  Utilities: $ 150

  Phone, cable, internet: $ 50

  Food, entertainment: $ 100

  Clothing, household expenses $ 75

  Credit cards and other loans: $ 800

  Other expenses: $ 0

Im applying for a loan in order to pay off one of my high interest credit cards. My dad recently had a stroke and once he was released from the hospital, I had to take a  2 week leave of adsence from work to take care of him. During this time I used my credit card to pay some of my bills and now that i have been back to work full time, I would like to pay this card off. I promise to never miss a payment or never be late making a payment on this loan. This is the second loan I have appiled for with Prosper, the first one was for 1200.00 and I completely paid back this loan without ever missing a payment or being late.Thank you.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416491

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$261.27

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	35%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$9	Revolving credit balance:	$11,456	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25

Description

CONSOLIDATE DEBT &AMP; SON'S STUDENT LO

Purpose of loan:

This will be my third Prosper loan...I am going to pay off some debt and then use the remainder to help with college expenses for my youngest son.  With my first loan I was able to help my older son pay off his car and also I paid off a credit card.   I paid off my first 2 loans in less than 2 years.

My past rating was a AA...I think the only reason I am not a AA is because of debt ratio...but I am ahead on every single payment for all my creditors.  I just need to get rid of some debt.

My financial situation:

I have a very good job, my husband takes care of paying the house expenses and I tend to pay double payments on my bills monthly.  I see myself paying off this loan in 18 - 20 months.  I am doing what I can to become debt free in order to be able to help others.

Monthly net income: $ $1600

Monthly expenses: $ 1200

  Insurance: $ $50

  Car expenses: $ $320

  Utilities: $ Paid by husband

  Phone, cable, internet: $ Paid by husband

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ $250 (this will become my payment to Prosper.com)

  Other expenses: $ $300

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416497

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$111.30

Auction yield range:	6.27% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Apr-1998	Debt/Income ratio:	9%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,613	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	nbk4sez	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	740-760 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008) 720-740 (Apr-2008) 700-720 (Feb-2008)
Principal balance:	$2,677.52	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

KITCHEN COUNTER REMODEL

Purpose of loan:

This loan will be used to get new cabinets for my home that was purchased a few years ago.  I was looking into taking a personal loan from my bank until i stumbled on this site from a friend's referral and see how good the rates can be without giving my money to banks which are going downhill right now and actually helping people like myself out.

My financial situation:

I am a good candidate for this loan because i have a steady job for over 3 years, have 0 credit card debt as of the date i am writing this and just a few student loans that i can manage easily.  I have been hoarding my spare cash into my 401K which i do not want to touch and this is a great opportunity for me to try out this site and hopefully use it more in the future!

Thanks,

Andy!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416511

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Dec-2000	Debt/Income ratio:	18%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,564	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	yl233	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CONSOLIDATING

Purpose of loan:

I will use his loan to clean all my credit card debt and pay for a property tax on time rather than pay a 1.5% monthly charge. My credit score is 733 and I am always on time. The balance on a revolving credit is due to a credit line on a property which has a LTV ratio of 50% and the rent is higher than the payment on the mortgage and the HELOC payment. I intend to pay off this loan faster but would rather pay a 13% rate to a little guy investor than pay 18% to the government.

My financial situation:

I am a good candidate for this loan because I always prepare my budgets to cover even problem situations. I am not a big spender and I am very conservative with investments.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416517

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	19%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,610	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	rusty4321	Borrower's state:	Massachusetts	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	600-620 (Latest)
Principal borrowed:	$1,795.00	< mo. late:	0 ( 0% )	560-580 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0

Description

GOOD INVESTMENT PROSPECT

Purpose of loan:

This loan will be used to pay off credit card debt

My financial situation:

I would like to pay off some old credit card debt at a very high interest rate.  I have had a previous loan through Prosper that has been paid in full.  I plan to pay this one off in full by end of the year.  Thank you for helping me again.

Monthly net income: $ 3600

Monthly expenses: $ 2500

  Housing: $ 900

  Insurance: $ 70

  Car expenses: $ 500

  Utilities: $ 0 (included in rent)

  Phone, cable, internet: $ 100

  Food, entertainment: $ 250

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 300

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416527

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Apr-2000	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,675	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	Nocturakhai	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 620-640 (Jan-2008) 600-620 (Dec-2007) 600-620 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29

Description

CREDIT CARD DEBIT CONSOLIDATION

Purpose of loan:

This loan will be used to?I have about $7000 in credit card debt I would just like to consolidate at a lower interest rate and get it paid off.

I fully intend on paying this loan of in full in 24 months.

My financial situation:

I am a good candidate for this loan because? I have already dealt with 2 loans through Prosper, both paid in full with 0 late payments.

My "Prosper" credit grade went down when I got my student loan.  There have been no other changes, I had a credit grade of B before that.  This is a safe bet.

I have a steady job, I am able to pay my bills with no issues, I would just like to try to save some money in interest.

Monthly Net Income: $ 3,000

Rent: $ 525 +Util ~$ 100

Car Lease: $ 400

Car Insurance: $ 100

Cell Phone: $ 50

School Loan Payment: $ 225

Meals & Entertainment Budget (Monthly): $ 800

Fuel (Monthly): $ 150

Total Regular Expenses: $ 2,350

If you have any questions I will be more than happy to answer.  Thank you for looking.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416529

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Oct-1990	Debt/Income ratio:	41%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,230	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0

Screen name:	torey1999	Borrower's state:	California	Borrower's group:	1st and BEST for Loans

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	1 ( 7% )	560-580 (Mar-2008) 540-560 (Dec-2007) 540-560 (Sep-2007)
Principal balance:	$1,705.92	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

HELP GET RID OF &QUOT;MY&QUOT; EXTRA BAGGAGE

Purpose of loan:

This loan will solely be to pay off my credit debt that I intended to do with my first loan.  But given circumstances beyond my control, i.e. economy, work, family and children, I was unable to use my current loan to do so.  I have enough money saved to pay off my first loan once this loan is fully funded.

My financial situation:

I work full time with a steady income, bi weekly paychecks, and have currently been employed with the same company for over 10 years now.  I continue to make my credit payments and other monthly bills on time each month.  I have managed within the last year to raise my credit score a few grades, which I pretty proud of.   When I pull my own credit report it gives me a score of "645" which is a "C" grade.  I don't understand why it is showing between 600-620.

Monthly net income: $3,780

Monthly expenses: $

  Housing: $

  Insurance: $

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $

  Food, entertainment: $

  Clothing, household expenses $

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416537

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$163.67

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Apr-1985	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,863	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0

Screen name:	sdjagf	Borrower's state:	NorthCarolina	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$1,932.34	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

COMPUTER EQUIPMENT/WEBSITE BUSINESS

Purpose of loan:

This loan will be used to? upgrade computer equipment previously purchase, make some additions, and purchase greatly needed software.

My financial situation:

I am a good candidate for this loan because? I have paid my loan promptly each month, and have worked very hard to maintain my credit.  We have had some bumps as have all of us in this time, but we are hard workers and have fortunately kept our jobs through these difficult times. It is of utmost importance to me to uphold my promise to pay.

Monthly net income: $ 4906.00

Monthly expenses: $

Housing: $ 1250.00

  Insurance: $ 220.00

  Car expenses: $ 400.00

  Utilities: $ 250.00

  Phone, cable, internet: $ 225.00

  Food, entertainment: $ 900.00

  Clothing, household expenses $ 75.00

  Credit cards and other loans: $ 650.00

  Other expenses: $ 600.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416541

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	86%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$851	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1

Screen name:	abequiner	Borrower's state:	Utah	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 81% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 4% )	540-560 (Dec-2007) 640-660 (Apr-2007)
Principal balance:	$752.69	1+ mo. late:	4 ( 15% )
Total payments billed:	26

Description

FINISHING MY DEGREE

This loan will be used to consolidate my debt so I can get back to school and finish my Bachelors degree. THIS LOAN WILL NOT INCREASE MY EXPENSES, BUT IT WILL FREE ME TO CONTINUE MY EDUCATION.

Benjamin Franklin said, "To be thrown upon one's own resources, is to be cast into the very lap of fortune; for our faculties then undergo a development and display an energy of which they were previously unsusceptible." I have had the fortune of experiencing this in a small degree over the last year.

My financial situation:

Monthly net income: $ 1096.00

Monthly expenses: $ 710.00

Housing: $ 200.00

Insurance: $ 0.00

Car expenses: $ 0.00 (bike)

Utilities: $ 50.00

Phone, cable, internet: $ 110.00

Food, entertainment: $ 150.00

Clothing, household expenses $ 0.00 (included in Food)

Credit cards and other loans: $ 100.00

Other expenses: $ 100.00

I am only two semesters away from completing my undergraduate degree. However, I owe my university $6,000 which must be repaid before I can take any more classes. Over the past year I have been working full-time to pay that debt. I have been paying $300.00 per month to the collections company.

I can manage the $300 per month to my university, but in January of 2010 I will enter repayment of my Alaska Student Loans and my monthly debt payments will double. I hope to borrow $6000 so I can repay the debt owed to my university. With that debt paid-off I will have surplus income to make payments on the Prosper loan. I will then be free to resume classes (hopefully by January 2010) and I won't have to repay my Alaska Student Loans until I finish my degree. I work a night job which allows me to do homework so I can continue working full-time while going to school full-time.

But I can't do anything unless I can borrow $6000.

I have the means to repay this loan. It will not increase my expenses, but will free me to continue my education. I have made many mistakes in recent years, but I have endured the consequences and learned from them. I have learned to live frugally over the last year, not having money to waste. I have not missed a payment on any debt or bill since I have had to depend on my own means. Thank you for reading this far. Feel free to send a message if you have any questions.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416553

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$178.26

Auction yield range:	11.27% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$29,036	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	durability-walnut	Borrower's state:	Washington	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

LIFE AFTER DIVORCE

Purpose of loan:

This loan will be used to consolidate debt; allowing me and my children to "pick up the pieces" and move on after divorce.

My financial situation:

I am a good candidate for this loan because I am employed full-time as a professional, I have a great work history and I always pay my bills on time.  Since becoming a single parent, I've learned to live frugally, doing away with cable, internet and other "luxuries."

Monthly net income: $ 3213

Monthly expenses: $

  Housing: $ 1200

  Insurance: $ 0

  Car expenses: $ 0

  Utilities: $ 70

  Phone, cable, internet: $ 20

  Food, entertainment: $ 150

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 300

  Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416559

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$260.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Jan-1993	Debt/Income ratio:	33%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$80,712	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	fervent-camaraderi	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

GOODBYE TO CHASE BANK

Purpose of loan:

This loan will be used to pay off a Chase Bank credit card that has an obscene interest rate.

My financial situation: We have been paying $500-$600 monthly on this Chase card. We cancelled it today. I would rather pay the interest on the amount owed to any party other than Chase.

I am a good candidate for this loan because?my wife and I are responsible, hold solid jobs, and honor commitments (including paying on time).

Monthly net income: $12000 ($170000 gross) Wife and I both teachers on year round contracts.

Monthly expenses: $6000 (including the following):

??Housing: $2886 + $1456 (second)

??Insurance: $996 annually

??Car expenses: $ 249

??Utilities: $225

??Phone, cable, internet: $190

??Food, entertainment: $400

??Clothing, household expenses $150

??Credit cards and other loans: $1000

??Other expenses: $ none

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416561

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Dec-2002	Debt/Income ratio:	83%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$202,257	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	impressive-social	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

I WANT TO START CLEARING CC DEBTS

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $

  Housing: $

  Insurance: $

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $

  Food, entertainment: $

  Clothing, household expenses $

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416567

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Jul-1971	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	59	Length of status:	1y 11m
Amount delinquent:	$37,375	Revolving credit balance:	$828	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 3	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	roger6367	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

NEED CAR AFTER BAD ACCIDENT

Purpose of loan:

This loan will be used to?

buy a 2005 Town and Country touring Minivan with 17,500 Miles on it in pristine condition. I am buying from a relative after I had a bad car accident that almost took my life, and did take my car. I am Buying it for $5500+Tax and according to KBB the trade in value is $10-12,000 and the retail or private party value is almost $14000

My financial situation:

I am a good candidate for this loan because?

I am reliable and have run a small business for 30+ years.  I pay my bills, and have never defaulted a car loan, mortgage, etc. A lot of why my credit score is what it is, stems from my small business (which is a 3rd generation family business) and the problems both hr and financial that happened about 5 years ago with a family member that no longer works for me. Please help me, because of my small business debts, no banks will help me. I need a new car soon

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416569

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	14%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 4m
Amount delinquent:	$1,591	Revolving credit balance:	$1,958	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	117%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	Linkin42	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,900.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008) 540-560 (Aug-2006)
Principal balance:	$3,014.96	1+ mo. late:	0 ( 0% )
Total payments billed:	34

Description

PAYING OFF CREDIT CARDS/TAX BILL

This loan will be used to pay off credit cards and term loans, clean up very old dings on my credit report due to a nasty divorce, as well as to finish paying an old tax bill.

I am a good candidate for this loan because all my current creditors are consistently paid on time every month - car, mortgage, credit cards, etc. . .  In addition, I am a responsible professional who legitimately wishes to improve my credit score and buy a piece of investment property in the next 2 years.  I have successfully paid off one prosper loan, and am currently paying off another (would completely pay it off with this loan).  I am happy to answer questions or provide any additional information.

Monthly net income: $ 8,100

Monthly expenses: $

  Housing: $ 1190

  Insurance: $200

  Car expenses: $ 700

  Utilities: $ 250

  Phone, cable, internet: $ 150

  Food, entertainment: $ 250

  Clothing, household expenses $ 500

  Credit cards and other loans: $ 1000

  Other expenses: $ varies

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416579

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.13%	Starting borrower rate/APR:	21.13% / 23.38%	Starting monthly payment:	$301.93

Auction yield range:	8.27% - 20.13%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.16%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	45%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	34 / 31	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$116,392	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	GeeForce	Borrower's state:	Maryland	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 660-680 (Sep-2008) 680-700 (Nov-2007)
Principal balance:	$5,237.72	1+ mo. late:	0 ( 0% )
Total payments billed:	19

Description

PAYING OFF HIGH INTEREST CREDIT

Purpose of loan:

This loan will be used to pay off several of my lower balance revolving credit cards that have high interest rates.

My financial situation:

I am working to pay off debt I acquired after a divorce. I have made significant inroads in this since I started two years ago.  I have decreased my debt but made the mistake of closing some accounts before I had them paid off which increased my debt ratio.  I have sufficient income to repay the loan and I always pay on-time. I have one prosper loan which reflect an always on-time payment. My bank manager said that if I pay off some of my revolvng accounts,  I would be eligible for a consolidation loan and that is my goal.  I have talked to a financiaI counselor and was advised since I have no trouble paying my bill and have a good credit rating, try alternative financing. I am trying to become debt free within 5 years and this loan will be a step in the right direction.

Monthly net income: $ 7600

Monthly expenses: $

  Housing: $ 650

  Insurance: $ 90

  Car expenses: $ 120

  Utilities: $ 150

  Phone, cable, internet: $ 180

  Food, entertainment: $ 200

  Clothing, household expenses $ 120

  Credit cards and other loans: $ 3200

  Other expenses: $ 200

Information in the Description is not verified.